UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 22, 2020
Date of Report (Date of earliest event reported)
Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	98-0374481
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.25% Series E preferred share	ACGLP	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2020, Arch Capital Group Ltd. (“ACGL” and, together with its subsidiaries, the “Company”) announced that Nicolas Papadopoulo has been promoted to the position of President and Chief Underwriting Officer of ACGL, effective January 1, 2021. Mr. Papadopoulo joined the Company in December of 2001 and currently serves as Chairman and Chief Executive Officer of Arch Worldwide Insurance Group and Chief Underwriting Officer for Property and Casualty Operations. In his new role, Mr. Papadopoulo will continue to report to Marc Grandisson, who will cease to serve as President effective January 1, 2021, but will remain Chief Executive Officer of ACGL. Mr. Papadopoulo will have responsibility for the Company’s three operating segments, i.e., insurance, reinsurance and mortgage, as well as its strategy and innovation team. All other corporate functions, e.g., finance, investments and legal, will continue to report to Mr. Grandisson. Effective January 1, 2021, in connection with his change in position, Mr. Papadopoulo’s annual base salary will be increased from $750,000 to $800,000, his target annual short-term incentive will be increased from 135% of his base salary to 150%, and his target annual long-term incentive award will be increased from 200% of his base salary to 300%.

The information required by Items 4.01(b), (d) and (e), and Item 4.04(a), of Regulation S-K is set forth in ACGL’s proxy statement for its 2020 annual general meeting of shareholders, dated March 27, 2020.

ITEM 7.01    Regulation FD Disclosure.

ACGL issued a press release announcing the matters described in Item 5.02 above. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    Financial Statements and Exhibits.

(d):     The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated December 29, 2020 announcing the matters described in Item 5.02
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: December 29, 2020	By:	/s/ Francois Morin
		Name:	Francois Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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